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                                                                   EXHIBIT 10.19

                                  AMENDMENT TO
             DEFERRED COMPENSATION AGREEMENT, SEVERANCE AGREEMENT,
              AND AGREEMENT TO SECURE CERTAIN CONTINGENT PAYMENTS


         THIS AMENDMENT TO DEFERRED COMPENSATION AGREEMENT, SEVERANCE AGREEMENT, AND AGREEMENT TO SECURE CERTAIN CONTINGENT PAYMENTS between Hancock Fabrics, Inc., a Delaware corporation (the "Corporation"), and Larry G. Kirk (the "Executive"), dated as of the 13th day of June, 1996 (the "Agreement").
                             W I T N E S S E T H :
         WHEREAS, the Corporation has entered into a certain "Agreement" with the Executive dated June 9, 1988 which has subsequently been amended (as so amended, the "Deferred Compensation Agreement"); and
         WHEREAS, the Corporation has entered into an Amendment, Extension and Restatement of Severance Agreement dated March 14, 1996 ("Severance Agreement") which is in some respects related to the Deferred Compensation Agreement; and
         WHEREAS, the Corporation has entered into an Agreement to Secure Certain Contingent Payments dated June 9, 1988 which has subsequently been amended (as so amended, the "Agreement to Secure") which is in some respects related to the Deferred Compensation Agreement; and
         WHEREAS, for the reasons recited in the Deferred Compensation Agreement and, further, to reflect the increased responsibilities of the Executive and the increased importance to the Corporation of the continued availability of the services of the Executive, the Corporation desires to amend the Deferred Compensation Agreement and to make conforming amendments to the Severance Agreement and to the Agreement to Secure;
         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and contained in the Deferred Compensation Agreement, the Severance Agreement and the Agreement to Secure, it is hereby agreed by and between the Corporation and the Executive as follows:





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         1.      Paragraph 1 of the Deferred Compensation Agreement is hereby amended to provide that "said date" specified therein shall be October 31, 2001.
         2. Paragraph 2 of the Deferred Compensation Agreement is hereby amended to provide that the "monthly amount" specified therein shall be $4,166.67.
         3. Paragraph 3 of the Deferred Compensation Agreement is hereby amended to provide that the "total amount" specified therein shall be $750,000.00.
         4. Paragraph 16(b)(ii)(B) of the Deferred Compensation Agreement is hereby amended to delete the words and figures "Employee's 60th birthday" and substitute in lieu thereof the words and figures "Employee's 55th birthday."
         5. Paragraph 5(a)(IV) of the Severance Agreement is hereby amended to delete the words and figures "Executive's 60th birthday" and substitute in lieu thereof the words and figures "Executive's 55th birthday."
         6. The first RECITAL of the Agreement to Secure is hereby amended to delete the parenthetical wording "("Deferred Compensation Agreement")" and substitute in lieu thereof "(as subsequently amended, the Deferred Compensation Agreement")."
         7. Except as so amended, the Deferred Compensation Agreement, the Severance Agreement, and the Agreement to Secure shall remain in full force and effect.
         IN WITNESS WHEREOF, the Executive has hereunto set his hand and, pursuant to the authorization from its Board of Directors, the Corporation has caused these presents to be executed in its name on its behalf, and its corporate seal to be hereunto affixed, all as of the day and year first above written.


                                            -----------------------------------
                                            LARRY G. KIRK
                                                                    "Executive"


                                            HANCOCK FABRICS, INC.


                                            By:
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[Seal]                                      Its:
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